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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-53371 of Data Processing Resources Corporation on Form S-3 and Registration Statement Nos. 333-07145, 333-20627, 333-20629, 333-30663, and 333-45257, all on
Form S-8, of our report dated March 1, 1999 appearing in this Current Report on Form 8-K of Data Processing Resources Corporation dated March 1, 1999.

/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP

Costa Mesa, California
March 1, 1999